United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[x] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

INTERNATIONAL GAME TECHNOLOGY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on February 27, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available at http://ir.igt.com:
Proxy Statement / 2007 Annual Report
You can also view these materials at www.investorEconnect.com with the 12-digit Control number located on the following page.

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before February 13, 2008.
Shareholders may request copies of the proxy materials for the 2008 Annual Meeting of Shareholders or for all meetings.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

INTERNATIONAL GAME TECHNOLOGY

2008 ANNUAL MEETING OF SHAREHOLDERS

C/O SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945	FEBRUARY 27, 2008

Meeting Date, Time and Location
The 2008 Annual Meeting of Shareholders
(for shareholders as of December 31, 2007)
is to be held on February 27, 2008 at 11:00 A.M., PST
at:    9295 Prototype Drive
        Reno, NV 89521
Vote In Person

If you are a shareholder of record as of the record date, you are invited to attend the annual meeting and you may vote in person. If you are a street name holder and you wish to vote in person at the annual meeting, you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the meeting. Proxy materials will be available and we will give you a ballot when you arrive.

See the Next Page for Voting Items and Instructions on How To Vote By Internet

Meeting Directions

From Reno/Tahoe Int'l Airport
Take 395 South to S. Meadows Parkway Exit
Turn left on S. Meadows Parkway
Turn left on Gateway Drive
Turn right on Prototype Drive
Turn left at the main entrance to International Game Technology
End at 9295 Prototype Drive

A map with directions to the meeting is also included with the Proxy Statement.

Voting items
The Board of Directors recommends a vote "FOR" each of the Directors in Proposal 1 and "FOR" Proposals 2 and 3.
1.	Election of Directors 1) Robert A. Bittman 2) Richard R. Burt 3) Patti S. Hart 4) Leslie S. Heisz 5) Robert A. Mathewson 6) Thomas J. Matthews 7) Robert Miller 8) Frederick B. Rentschler

2.	Approval of the amendments to the International Game Technology 2002 Stock Incentive Plan.

3.	Ratification of the appointment of Deloitte & Touche LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2008.

4.	Transaction of any other business that may properly come before the meeting.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.